CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION
                                  -------------

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Salomon Funds Trust - Salomon Brothers National Tax Free Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Salomon Funds Trust                         Salomon Funds Trust
Salomon Brothers National                   Salomon Brothers National
Tax Free Bond Fund                          Tax Free Bond Fund

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Salomon Funds Trust - Salomon Brothers California Tax Free Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Salomon Funds Trust                         Salomon Funds Trust
Salomon Brothers California                 Salomon Brothers California
Tax Free Bond Fund                          Tax Free Bond Fund

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Salomon Funds Trust - Salomon Brothers New York Tax Free Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Salomon Funds Trust                         Salomon Funds Trust
Salomon Brothers New York                   Salomon Brothers New York
Tax Free Bond Fund                          Tax Free Bond Fund

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Salomon Funds Trust - Salomon Brothers Mid Cap Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Salomon Funds Trust                         Salomon Funds Trust
Salomon Brothers Mid Cap Fund               Salomon Brothers Mid Cap Fund


/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.